Exhibit 99.1
For Immediate Release
July 12, 2010
Brooks Automation Updates Expectations for June Quarter Financial Results
Chelmsford, Massachusetts July 12, 2010 – In remarks at SEMICON-West, the semiconductor equipment exposition being held this week in San Francisco, CA Brooks Automation, Inc. (Nasdaq: BRKS) will note a continuation of strong business trends. The company now expects to report revenues for the Company’s third quarter of fiscal year 2010 ended on June 30, 2010 of between $156 and $157 million. Based on the stronger revenue expectations for the quarter the company raised earnings guidance for the quarter just ended to between $0.22 and $0.24. The company further noted that based on current backlog and new order booking trends it also expects sequential revenue gain, margin expansion and earnings growth in the fourth fiscal quarter ending September 30, 2010.
Brooks Automation management will release the June quarter financial results after the market closes on Thursday August 5, 2010. The Company management will host a live webcast to review these results on the same day, Thursday, August 5, 2010 at 4:30 p.m. Eastern Time. The live webcast and audio replays will be publicly available on Brooks’ website at www.brooks.com.
About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions. Our products and services are meeting the needs of customers across a broad spectrum of applications and industries with the global semiconductor manufacturing sector being our largest served market. When demanding productivity and availability objectives are essential factors for success, customers throughout the world turn to Brooks Automation, Inc. For more information see www.brooks.com or email sales@brooks.com.
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com.

“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue, margin and profit expectations and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions, the impact of global health concerns, and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com